                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              Riviera Tool Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 18, 2001

To the Shareholders of Riviera Tool Company:

     The Annual Meeting of Shareholders of Riviera Tool Company (the "Company") will be held on Wednesday, December 18, 2001 at 4:00 p.m., Eastern Standard Time at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512. The purpose of the meeting is to vote on the following proposals described in the accompanying proxy statement, and any other business that may properly be presented at the meeting or any reconvened meeting after any adjournment of the meeting.

          (1) To elect two Directors to serve until the Annual Meeting of Shareholders in 2004.

          (2) To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ended August 31, 2002.

          (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 19, 2001 will be entitled to vote at the meeting or any adjournments thereof.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

     A copy of the Annual Report of the Company for the fiscal year ended August 31, 2001 accompanies this Notice.
                                          By Order of the Board of Directors,
                                          PETER C. CANEPA, Corporate Secretary
Grand Rapids, Michigan
November 16, 2001

                          [RIVIERA TOOL COMPANY LOGO]

                              RIVIERA TOOL COMPANY

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
General Information.........................................      3
Stock Outstanding, Voting Rights and Votes Required.........      3
Principal Stockholders......................................      4
Proposal 1. -- Election of Directors........................      5
  Nominees for Directors for a Three-year term to Expire in
     2004...................................................      5
  Information on Directors Continuing in Office.............      5
  Committees of the Board of Directors......................      6
  Compensation Committee....................................      6
  Board Compensation........................................      6
Stock Ownership of Directors and Executive Officers.........      7
     Beneficial Ownership Table.............................      7
  Section 16(a) Beneficial Ownership Reporting Compliance...      7
  Compensation of Executive Officers........................      8
     Summary Compensation Table.............................      8
     Option Grants Table....................................      9
     Option Exercises Table.................................      9
  Compensation Committee Report.............................      9
     Officer Compensation Policy............................      9
  Compensation Programs.....................................     10
  Audit Committee Report....................................     11
  Stock Performance Graph...................................     12
Proposal 2. -- Ratification of the Appointment of
  Independent Accountants...................................     13
Additional Information......................................     13
  Shareholder Proposals for the 2002 Annual Meeting.........     13
  Other Business............................................     13
  Voting of Proxies.........................................     13
Annual Report on Form 10-K..................................     14
Appendix A -- Audit Committee of the Board of Directors
  Charter...................................................     15

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                           5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 2001

                              GENERAL INFORMATION

     This proxy statement and proxy are being furnished to you by the Board of Directors of Riviera Tool Company, a Michigan corporation (the "Company"), of 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 (telephone number 616-698-2100) in connection with the Annual Meeting of Shareholders on Wednesday, December 18, 2001 at 4:00 p.m,. Eastern Standard Time, and any adjournments thereof, to be held at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512. These proxy materials are first being mailed to shareholders on or about November 19, 2001.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may reimburse brokers, dealers, banks, voting trustees or other record holders for postage and other reasonable expenses of forwarding proxy materials to their principals who beneficially own shares of the Company's stock.

     A copy of the Company's 2001 Annual Report is enclosed.

              STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on October 19, 2001 (the "record date") are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,379,609 shares of Common Stock, no Par Value (Common Shares), outstanding on the record date. A majority of the Common Shares entitled to vote constitutes a quorum.

     The votes required for approval of each matter to be submitted at the meeting for shareholder vote are described in the applicable sections of this Proxy Statement.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership as of October 19, 2001 of common stock by each person or entity known to Riviera Tool Company to be a beneficial owner of 5% or more of Riviera Tool Company's voting securities:

                          PRINCIPAL STOCKHOLDERS TABLE

                                                                          SHARES
                                                                    BENEFICIALLY OWNED
                                                                --------------------------
                                                                NUMBER OF       PERCENT OF
                      NAME AND ADDRESS                           SHARES           CLASS
                      ----------------                          ---------       ----------
Kenneth K. Rieth (1)........................................     769,216          22.8%
5460 Executive Parkway SE, Grand Rapids, MI 49512
JB Capital Partners.........................................     321,975           9.5%
23 Berkley Lane, Rye Brook, NY 10573
Wellington Management Co. LLP...............................     320,000           9.5%
75 State Street, Boston, MA 02109
William Harris Investors, Inc...............................     179,800           5.3%
2 North Lasalle Street, Chicago, IL 60602

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 667,012 shares of the Common Stock of Riviera Tool Company. Also includes 2,204 shares of common stock owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise of stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Based upon filings with the U.S. Securities and Exchange Commission and other data available from the American Stock Exchange.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
                            (ITEM 1. ON PROXY CARD)

     The Board of Directors proposes that Messrs. Leonard H. Wood and Daniel W. Terpsma be elected as Directors of the Company to hold office until the Annual Meeting of Shareholders in 2004 or until their successor are elected. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of nominees named above, unless such proxies are marked to the contrary. The two nominees receiving the greatest number of votes cast at the Meeting or its adjournment shall be elected. In case any nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

NOMINEES FOR DIRECTORS FOR A THREE-YEAR TERM TO EXPIRE IN 2004

LEONARD H. WOOD 1988

     Mr. Wood has been a Vice President of the Company since 1985. Prior to that time, he was Project Manager with American Motors Corporation.

DANIEL W. TERPSMA 1998

     Mr. Terpsma has been Senior Vice President of Standard Federal Bank since April, 2001. Previously he was Executive Vice President of Old Kent Bank, since 1997, and prior to which he was Senior Vice President of Old Kent Bank.

INFORMATION ON DIRECTORS CONTINUING IN OFFICE

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

DIRECTOR WITH TERM EXPIRING IN 2002

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980. Mr. Rieth has served as a Director of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1991.

DIRECTORS WITH TERMS EXPIRING IN 2003

JOHN C. KENNEDY 1991

     Mr. Kennedy has been a principal owner, Director, Chairman (appointed September 30, 1998) and President of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1988.

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of the Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

     During the fiscal year ended August 31, 2001, the Board of Directors held four meetings. All directors attended at least 75% of the meetings of the board of directors, including appropriate committee meetings.

OTHER EXECUTIVE OFFICER

PETER C. CANEPA

     Mr. Canepa has been Chief Financial Officer, Secretary and Treasurer of the Company since March, 1994.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

     Members: John C. Kennedy, Chairman
            Thomas H. Highley, Secretary
            Daniel W. Terpsma

     Number of Meetings in 2001: Four

     The Audit Committee is responsible for:

     - recommending to the Board of Directors the retention or discharge of the independent public accountants

     - reviewing the arrangements and scope of the audit and non-audit engagements;

     - compensation of the independent public accountants;

     - reviewing with the independent public accountants and the Company's financial officers the adequacy of the Company's internal financial controls;

     - reviewing major changes in accounting policies; and

     - maintaining direct lines of communication with the board of directors and Riviera's management and independent public accountants

     The Audit Committee charter, which is attached as Appendix A to this proxy statement, contains a detailed description of the committee's duties and responsibilities.

COMPENSATION COMMITTEE

     Members: Thomas H. Highley, Chairman
            Daniel W. Terpsma, Secretary

     Number of Meetings in 2001: One

     The Compensation Committee is responsible for:

     - recommending to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company; and

     - granting stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and under the 1998 Key Employee Stock Option Plan

     The Company has no nominating committee the functions of which are performed by the Board of Directors.

BOARD COMPENSATION

     Directors who are employees of Riviera Tool Company receive no additional compensation for serving on the board of directors. On an annual basis, a nonemployee director receives a fee of $5,000. During fiscal year ended August 31, 2001, the Company paid $5,000 to each nonemployee director.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of common stock beneficially owned on October 19, 2001, by each Riviera Tool Company director and director nominee, and by each executive officer named in the Summary Compensation Table below and by all directors, director nominees and executive officers as a group.

Beneficial Ownership Table

                                                                                      COMMON       PERCENTAGE OF
                                                  POSITIONS AND OFFICES               SHARES       TOTAL COMMON
      NAME AND YEAR FIRST                      WITH THE COMPANY AND OTHER          BENEFICIALLY    SHARES OF THE
       BECAME A DIRECTOR           AGE            PRINCIPAL OCCUPATIONS               OWNED           COMPANY
      -------------------          ---         --------------------------          ------------    -------------
                            NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM
Leonard H. Wood
(1988).........................    59     Vice President and General Manager of
                                          the Company..........................       30,551(2)         0.9%
Daniel W. Terpsma
(1998).........................    47     Senior Vice President, Standard
                                          Federal Bank.........................        2,000(3)           *

                            DIRECTORS CONTINUING IN OFFICE BEYOND THE ANNUAL MEETING
Kenneth K. Rieth
(1980).........................    42     President and Chief Executive Officer
                                          of the Company.......................      769,216(1)        22.8%
John C. Kennedy
(1988).........................    43     Principal owner, Director, Chairman
                                          and President, Autocam Corporation...       11,186(3)         0.3%
Thomas H. Highley
(1997).........................    59     President and Chief Executive
                                          Officer, The Empire Company, Inc. ...        2,000(3)           *

                                OTHER EXECUTIVE OFFICERS, WHO ARE NOT DIRECTORS
Peter C. Canepa................    43     Chief Financial Officer, Treasurer
                                          and Secretary of the Company.........       35,512(2)         1.0%
                                                                                     -------           ----
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (6 PERSONS)....................      850,465           25.2%
                                                                                     =======           ====

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Stock of Riviera Tool Company. Amount also includes 2,100 shares of common stock owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise, of a stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Amount includes 30,000 shares of which Mr. Wood and Mr. Canepa each have the right to acquire through exercise of a stock option grant under the 1996 Incentive Stock Option Plan.

(3) Amount includes 2,000 shares of which each referenced director or officer has the right to acquire through exercise of a stock option grant under the 1998 Key Employee Stock Option Plan.

 *  Beneficial ownership of less than 0.1% of the class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Riviera's directors and executive officers who own more than 10% of a registered equity security, to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of

Riviera common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Riviera with copies of all Section 16(a) forms they file.

     To Riviera's knowledge, based solely on review of the copies of such reports furnished to it and written representation that such reports accurately reflect all reportable transactions and holdings, during the year ended August 31, 2001, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides information about the compensation of the Company's Chief Executive Officer and two other most highly compensated executive officers at fiscal years ended August 31, 1999, 2000, and 2001. Two additional tables provide detailed information about the employees' stock options.

Summary Compensation Table

                                                ANNUAL COMPENSATION(1)
                                                -----------------------         LONG-TERM
                                                                              COMPENSATION         ALL OTHER
                                      FISCAL                                     AWARDS           COMPENSATION
   NAME AND PRINCIPAL POSITION         YEAR      SALARY         BONUS         STOCK OPTIONS          (3)(4)
   ---------------------------        ------     ------         -----         -------------       ------------
EXECUTIVE OFFICERS
Kenneth K. Rieth..................     2001     $148,500(3)    $     --              --              $1,575
President, CEO and Director            2000      160,630(3)          --          50,000(5)            1,500
                                       1999      150,800(3)     132,000(3)       50,000(6)            1,334
Leonard H. Wood...................     2001     $135,000       $     --              --              $8,866
Vice President, General Manager        2000      150,000             --          20,000(6)            8,791
and Director                           1999      150,000         50,000          10,000(6)            8,625
Peter C. Canepa...................     2001     $128,154       $     --              --              $1,005
Secretary, Treasurer and CFO           2000     $133,365             --          20,000(5)            1,000
                                       1999      125,000         35,000          10,000(6)              938
OTHER EMPLOYEES
Thomas J. Winters.................     2001      126,000             --              --               1,575
Vice President of Sales                2000      140,000             --          20,000(5)            1,413
                                       1999      140,000         20,000          10,000(6)            1,498

-------------------------
(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Represents the dollar value of the premiums paid by the Company for life insurance policy maintained in respect an Executive Deferred Compensation Plan agreement with Mr. Wood. This Agreement provides that upon death, disability or retirement from service after reaching age 65, the employee or his heirs and assigns will receive $50,000 per year for five consecutive years.

(3) The Company has an Employment Agreement with Kenneth K. Rieth pursuant to which Mr. Rieth will continue to serve as the Chief Executive Officer and President of the Company. The term of the agreement was for a period of three years beginning September 1, 1996 and renewed on September 1, 1999, for an additional three years. Pursuant to the agreement with Mr. Rieth, the Company will pay Mr. Rieth a base salary of $165,000.

(4) Required matching contribution by the Company to the 401(k) plan, which is maintained by the Company for its employees generally.

(5) Options were granted on November 20, 1999, exercisable on November 20, 2000 and expire on November 20, 2009.

(6) Options were granted on November 2, 1998, exercisable on November 2, 1999 and expire on November 20, 2008.

Option Grants Table

     No stock options were granted during fiscal year ended August 31, 2001.

Option Exercises Table

     The following table provides information on the value of options held by each of the executive officers of the Company at August 31, 2001 measured in terms of the closing price of the Company's common stock on that day. There were no options exercised by any officer during the year.

                                                                                             VALUE OF
                                                            NUMBER OF                  UNEXERCISED OPTIONS
                                                       UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                        AT AUGUST 31, 2001              AT AUGUST 31, 2001
                                                   ----------------------------    ----------------------------
          NAME AND PRINCIPAL POSITION              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          ---------------------------              -----------    -------------    -----------    -------------
Kenneth K. Rieth -- President,
  C.E.O. & Chairman............................     50,000(1)       50,000(1)          --              $--
Leonard H. Wood -- Vice President,
  General Manager and Director.................     10,000(2)       20,000(2)          --              $--
Peter C. Canepa -- Secretary,
  Treasurer and CFO............................     10,000(2)       20,000(2)          --              $--
Thomas J. Winters -- Vice President of Sales...     10,000(2)       20,000(2)          --              --

-------------------------
(1) On November 2, 1998, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $6.625 per share under the 1998 Key Employee Stock Option Plan, expiring November 2, 2008. On November 24, 2000, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

(2) On November 2, 1998, Messrs. Wood, Winters and Canepa were granted stock options for 10,000 shares each, exercisable at $6.625 per share under the 1996 Incentive Employee Stock Option Plan, as amended, expiring November 2, 2008. On November 24, 2000, Messrs. Wood, Winters and Canepa were granted a stock options for 20,000 shares each, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

COMPENSATION COMMITTEE REPORT

     The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company, as well as grant stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and the 1998 Key Employee Stock Option Plan. The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

Officer Compensation Policy

     The Company's compensation policy for executive officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

     The key elements of the Company's officer compensation consist of base salary, a formula bonus for Mr. Rieth, the Company's chief executive officer, a discretionary bonus for Mr. Canepa, the Company's Chief Financial Officer and Mr. Wood, the Company's Vice President and General Manager, as well as stock options for Messrs. Rieth, Canepa and Wood. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including insurance and other benefits.

COMPENSATION PROGRAMS
Base Salary

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. Mr. Rieth's base salary was established by the Board of Directors on November 24, 2000 under a three-year employment agreement which expires on August 31, 2002. This base compensation consists of a regular payroll payment of $165,000 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa and Wood received a base salary of $140,000 and $150,000, respectively for fiscal 2001.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 2001 for Mr. Rieth provided no such bonus to Mr. Rieth. In determining a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 2000, stock options were granted under such plan to Messrs. Wood and Canepa for 20,000 shares each, exercisable at $3.75 per share. For fiscal 2001, no stock options were issued under such plan.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Kennedy, Highley, Terpsma, Wood, and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 2000, stock options were granted under such plan to Mr. Rieth for 50,000 shares and 1,000 shares each for Messrs. Kennedy, Highley and Terpsma, all exercisable at $3.75 per share. For fiscal 2001, no stock options were issued under such plan.

     Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.

                           The Compensation Committee
                          Thomas H. Highley, Chairman
                          Daniel W. Terpsma, Secretary

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of Riviera Tool Company is responsible for providing independent, objective oversight for Riviera's financial reporting functions and internal control systems. The Audit committee is currently comprised of three nonemployee directors. Each of these members of the Audit Committee is independent as defined by the Securities and Exchange Commission regulations and the American Stock Exchange's listing standards. The Audit Committee operates under a written charter adopted by Riviera's Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

     The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2001 Annual Report. Without limiting the foregoing, the Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     The members of the Audit Committee have received and reviewed the written disclosures and the letter from Deloitte and Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have reviewed, evaluated and discussed with that firm its independence from the Company.

     Recommendation to the Riviera Tool Company Board of Directors. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's fiscal 2001 Annual Report on Form 10-K for the year ended August 31, 2001.

                              The Audit Committee
                           John C. Kennedy, Chairman
                          Thomas H. Highley, Secretary
                               Daniel W. Terpsma

STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Stock with the cumulative total return of the Standards & Poors 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on March 4, 1997 (the date of the Company's initial public offering) in the Company's Common Stock, the S & P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Arvin Industries
Autocam Corporation
Breed Technologies Inc.
Dana Corporation
Defiance Inc.
Excel Industries Inc.
Gentex Corporation
Hayes Lemmerz International Inc.
Magna International - CL A
Mascotech Inc.
Simpson Industries
Spartan Motors Inc.
Superior Industries International
Tower Automotive Inc.

                              [PERFORMANCE GRAPH]


                                                                      Indexed Returns
                                                                       Years Ending
                                           ---------------------------------------------------------------------
                              Base Period                         Cumulative Total Return
                             ------------- ---------------------------------------------------------------------
                               March 4,     August 31,    August 31,    August 31,    August 31,    August 31,
 Company Name/Index              1997          1997          1998          1999          2000          2001
 Riviera Tool Co.                $100         $ 69.65       $ 64.79       $ 64.63       $ 43.76       $ 21.43
 S&P 500 Index                   $100         $114.58       $123.86       $173.18       $201.45       $152.32
 Peer Group                      $100         $132.73       $117.44       $125.90       $ 98.84       $106.63

                                  PROPOSAL 2.
           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

     The Board of Directors of the Company has selected the public accounting firm of Deloitte & Touche LLP to report on the Company's financial statements for fiscal 2002, and the shareholders are being asked to ratify this selection. Deloitte & Touche LLP has been the public accounting firm retained by the Company since 1999.

     Deloitte and Touche LLP's fees for professional services total $42,230 for the year ended August 31, 2001 out of a total of $60,015 in fees paid for professional services to all accounting firms. Deloitte and Touche LLP fees for professional services included the following:

     - Audit Fees -- Deloitte and Touche LLP fees relating to the year ended August 31, 2001 audit and quarterly reviews were $36,230.

     - Financial Information Systems Design and Implementation Fees -- There were no fees incurred for financial information system design and implementation services.

     - All Other Fees -- Deloitte and Touche LLP fees relating the audit of the Company's 401(k) Plan were $6,000.

     Deloitte & Touche LLP has indicated that a representative of that firm will be present at the shareholder's meeting. Such representative shall be given an opportunity to make a statement, if he or she so desires, and it is expected that such representative will be available to respond to appropriate questions presented at the meeting.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     A shareholder proposal which is intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 2002, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549. Shareholder proposals submitted at the meeting will be considered untimely and will not be considered if notice of the proposal is not received no later than November 1, 2001.

OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

VOTING OF PROXIES

     Proxies which are signed and returned will be voted for the nominees named above to serve until the Annual Meeting of Shareholders in 2002 unless authority to vote upon the election of directors is withheld.

Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written request to:

                               Mr. Peter C. Canepa
                               Riviera Tool Company
                               5460 Executive Parkway SE
                               Grand Rapids, Michigan 49512
                               pcanepa@rivieratool.com

                                          By order of the Board of Directors

                                          /s/ Peter C. Canepa
                                          --------------------------------------
                                          PETER C. CANEPA, Secretary

                                                                      APPENDIX A

                              RIVIERA TOOL COMPANY
                            AUDIT COMMITTEE CHARTER
                                 APRIL 19, 2000

     The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors in overseeing and monitoring management's and the independent auditor's participation in the financial reporting process.

     The Audit Committee shall consist of at least three members. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. The members of the Audit Committee shall be appointed by the Board of Directors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall meet not less than three times per year and shall make regular reports to the Board. The Chairman of the Committee may call special meetings of the Committee as circumstances require. The Committee will keep minutes of its meetings. The minutes will be circulated among the members of the Committee and the Board of Directors.

     The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and report to the Board of Directors on such review.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Engage the independent auditor to review the Company's quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

     7. Recommend to the Board of Directors the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

     8. Approve the compensation to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

     10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

     11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     17. Receive and take any necessary action with respect to any reports from management or the independent auditor, concerning conformity by the Company or its affiliates with applicable legal requirements.

     18. Consider, in consultation with the independent auditor, the adequacy of the Company's internal financial controls.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's policies on business ethics.

                              RIVIERA TOOL COMPANY
                   PROXY FOR ANNUAL MEETING DECEMBER 18, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512, on Wednesday, December 18, 2001, at 4:00 p.m. and at any adjournment.

    1.  ELECTION OF DIRECTORS:

    [ ] FOR the nominees listed below                     [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)              To vote for the nominees listed below

           Leonard H. Wood                         Daniel W. Terpsma

--------------------------------------------------------------------------------
     2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.
               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS NOMINATED AND RATIFICATION OF THE AUDITORS. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 2001, and Notice of Annual Meeting of
Shareholders and Proxy Statement dated November   , 2001.

                                           Dated:  , 2001

                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                        Signature

                                           Please sign exactly as your name
                                           appears hereon. If stock is held
                                           jointly, each holder should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or in any other
                                           capacity, please state title in
                                           full.
                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY